Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	June 30	June 30	March 31	June 30	March 31
	2012	2011	2012	2011	2012

ASSETS

Cash and due from banks	$242,811	$284,691	$286,875	(14.7)%	(15.4)%
Loans held for sale	71,406	47,133	70,128	51.5%	1.8%
Other interest-earning assets	118,468	124,967	106,227	(5.2)%	11.5%
Investment securities	2,870,832	2,663,044	3,089,407	7.8%	(7.1)%
Loans, net of unearned income	11,982,833	11,852,491	11,957,600	1.1%	0.2%
Allowance for loan losses	(235,737)	(266,683)	(256,496)	(11.6)%	(8.1)%
Net Loans	11,747,096	11,585,808	11,701,104	1.4%	0.4%
Premises and equipment	222,083	207,177	215,756	7.2%	2.9%
Accrued interest receivable	48,283	51,387	51,247	(6.0)%	(5.8)%
Goodwill and intangible assets	542,622	545,909	543,383	(0.6)%	(0.1)%
Other assets	474,149	457,004	472,095	3.8%	0.4%

Total Assets	$16,337,750	$15,967,120	$16,536,222	2.3%	(1.2)%

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits	$12,232,484	$12,262,895	$12,340,722	(0.2)%	(0.9)%
Short-term borrowings	931,681	546,581	964,550	70.5%	(3.4)%
Federal Home Loan Bank advances and long-term debt	908,809	1,025,537	933,981	(11.4)%	(2.7)%
Other liabilities	223,592	178,798	274,106	25.1%	(18.4)%

Total Liabilities	14,296,566	14,013,811	14,513,359	2.0%	(1.5)%

Shareholders' equity	2,041,184	1,953,309	2,022,863	4.5%	0.9%

Total Liabilities and Shareholders' Equity	$16,337,750	$15,967,120	$16,536,222	2.3%	(1.2)%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

Loans, by type:
Real estate - commercial mortgage	$4,653,097	$4,443,025	$4,634,428	4.7%	0.4%
Commercial - industrial, financial and agricultural	3,538,188	3,678,858	3,518,228	(3.8)%	0.6%
Real estate - home equity	1,599,468	1,626,545	1,601,880	(1.7)%	(0.2)%
Real estate - residential mortgage	1,183,613	1,023,646	1,176,947	15.6%	0.6%
Real estate - construction	619,060	681,588	647,700	(9.2)%	(4.4)%
Consumer	308,469	330,965	308,495	(6.8)%	—%
Leasing and other	80,938	67,864	69,922	19.3%	15.8%

Total Loans, net of unearned income	$11,982,833	$11,852,491	$11,957,600	1.1%	0.2%

Deposits, by type:
Noninterest-bearing demand	$2,748,269	$2,445,008	$2,682,259	12.4%	2.5%
Interest-bearing demand	2,482,271	2,290,478	2,486,382	8.4%	(0.2)%
Savings deposits	3,267,299	3,252,200	3,295,510	0.5%	(0.9)%
Time deposits	3,734,645	4,275,209	3,876,571	(12.6)%	(3.7)%

Total Deposits	$12,232,484	$12,262,895	$12,340,722	(0.2)%	(0.9)%

Short-term borrowings, by type:
Customer repurchase agreements	$204,526	$208,948	$204,627	(2.1)%	—%
Customer short-term promissory notes	135,988	171,454	149,376	(20.7)%	(9.0)%
Federal funds purchased and other	591,167	166,179	610,547	255.7%	(3.2)%

Total Short-term borrowings	$931,681	$546,581	$964,550	70.5%	(3.4)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands, except per-share data
	Quarter Ended			% Change from		Six Months ended
	June 30	June 30	Mar 31	June 30	Mar 31	June 30
	2012	2011	2012	2011	2012	2012	2011	% Change

Interest Income:
Interest income	$163,985	$174,935	$166,891	(6.3)%	(1.7)%	$330,876	$350,629	(5.6)%
Interest expense	26,455	34,290	28,196	(22.8)%	(6.2)%	54,651	70,421	(22.4)%

Net Interest Income	137,530	140,645	138,695	(2.2)%	(0.8)%	276,225	280,208	(1.4)%
Provision for credit losses	25,500	36,000	28,000	(29.2)%	(8.9)%	53,500	74,000	(27.7)%

Net Interest Income after Provision	112,030	104,645	110,695	7.1%	1.2%	222,725	206,208	8.0%

Other Income:
Service charges on deposit accounts	15,367	14,332	14,842	7.2%	3.5%	30,209	27,637	9.3%
Other service charges and fees	11,507	12,709	10,555	(9.5)%	9.0%	22,062	24,191	(8.8)%
Mortgage banking income	11,143	6,049	10,050	84.2%	10.9%	21,193	11,512	84.1%
Investment management and trust services	9,822	9,638	9,377	1.9%	4.7%	19,199	18,842	1.9%
Investment securities gains (losses)	1,538	(335)	1,251	N/M	22.9%	2,789	1,950	43.0%
Other	3,987	3,386	5,605	17.7%	(28.9)%	9,592	7,108	34.9%

Total Other Income	53,364	45,779	51,680	16.6%	3.3%	105,044	91,240	15.1%

Other Expenses:
Salaries and employee benefits	60,091	56,070	60,360	7.2%	(0.4)%	120,451	110,378	9.1%
Net occupancy expense	11,205	10,874	10,935	3.0%	2.5%	22,140	22,240	(0.4)%
Data processing	3,759	3,214	3,688	17.0%	1.9%	7,447	6,586	13.1%
Equipment expense	3,185	3,377	3,369	(5.7)%	(5.5)%	6,554	6,509	0.7%
FDIC insurance expense	3,002	3,264	3,021	(8.0)%	(0.6)%	6,023	8,018	(24.9)%
Professional fees	2,984	3,102	2,582	(3.8)%	15.6%	5,566	5,951	(6.5)%
OREO and repossession expense	2,823	982	2,928	187.5%	(3.6)%	5,751	2,253	155.3%
Marketing	2,583	1,863	2,472	38.6%	4.5%	5,055	4,699	7.6%
Software	2,272	1,973	2,175	15.2%	4.5%	4,447	4,004	11.1%
Operating risk loss	2,055	(8)	3,368	N/M	(39.0)%	5,423	(470)	N/M
Other	18,184	16,174	15,813	12.4%	15.0%	33,997	31,581	7.7%

Total Other Expenses	112,143	100,885	110,711	11.2%	1.3%	222,854	201,749	10.5%

Income Before Income Taxes	53,251	49,539	51,664	7.5%	3.1%	104,915	95,699	9.6%
Income tax expense	13,360	13,154	13,532	1.6%	(1.3)%	26,892	25,529	5.3%

Net Income	$39,891	$36,385	$38,132	9.6%	4.6%	78,023	70,170	11.2%

PER SHARE:

Net income:
Basic	$0.20	$0.18	$0.19	11.1%	5.3%	$0.39	$0.35	11.4%
Diluted	0.20	0.18	0.19	11.1%	5.3%	0.39	0.35	11.4%

Cash dividends	$0.07	$0.05	$0.07	40.0%	—%	$0.14	$0.09	55.6%
Shareholders' equity	10.16	9.80	10.10	3.7%	0.6%	10.16	9.80	3.7%
Shareholders' equity (tangible)	7.46	7.06	7.38	5.7%	1.1%	7.46	7.06	5.7%

Weighted average shares (basic)	199,671	198,772	199,492	0.5%	0.1%	199,581	198,686	0.5%
Weighted average shares (diluted)	200,806	199,527	200,344	0.6%	0.2%	200,575	199,407	0.6%
Shares outstanding, end of period	200,880	199,370	200,354	0.8%	0.3%	200,880	199,370	0.8%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.98%	0.91%	0.94%			0.96%	0.88%
Return on average common shareholders' equity	7.84%	7.53%	7.61%			7.72%	7.38%
Return on average common shareholders' equity (tangible)	10.80%	10.71%	10.56%			10.68%	10.54%
Net interest margin	3.78%	3.95%	3.85%			3.81%	3.93%
Efficiency ratio	57.55%	52.27%	56.84%			57.20%	52.83%

N/M - Not Meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Quarter Ended
	June 30, 2012			June 30, 2011			March 31, 2012
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$11,965,704	$144,263	4.85%	$11,883,019	$151,974	5.13%	$11,978,972	$147,046	4.94%
Taxable investment securities	2,533,060	18,624	2.94%	2,141,307	20,749	3.88%	2,402,158	18,661	3.11%
Tax-exempt investment securities	283,736	3,992	5.63%	343,214	4,840	5.64%	294,724	4,157	5.64%
Equity securities	106,954	707	2.65%	128,258	775	2.42%	115,593	780	2.71%

Total Investment Securities	2,923,750	23,323	3.19%	2,612,779	26,364	4.04%	2,812,475	23,598	3.36%

Loans held for sale	55,813	538	3.85%	36,793	492	5.34%	40,478	431	4.26%
Other interest-earning assets	129,272	45	0.14%	163,548	101	0.25%	101,570	53	0.21%

Total Interest-earning Assets	15,074,539	168,169	4.48%	14,696,139	178,931	4.88%	14,933,495	171,128	4.61%

Noninterest-earning assets:
Cash and due from banks	233,427			278,393			263,128
Premises and equipment	216,881			207,141			212,567
Other assets	1,093,673			1,098,116			1,102,868
Less: allowance for loan losses	(259,327)			(273,593)			(266,092)

Total Assets	$16,359,193			$16,006,196			$16,245,966

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$2,484,730	$1,025	0.17%	$2,352,961	$1,371	0.23%	$2,464,452	$1,036	0.17%
Savings deposits	3,292,620	1,510	0.18%	3,356,361	3,258	0.39%	3,341,035	1,810	0.22%
Time deposits	3,791,362	12,208	1.30%	4,353,352	17,146	1.58%	3,951,908	13,404	1.36%

Total Interest-bearing Deposits	9,568,712	14,743	0.62%	10,062,674	21,775	0.87%	9,757,395	16,250	0.67%

Short-term borrowings	961,900	411	0.17%	455,831	168	0.15%	728,102	281	0.15%
Federal Home Loan Bank advances and long-term debt	929,318	11,301	4.88%	1,025,637	12,347	4.82%	983,304	11,665	4.76%

Total Interest-bearing Liabilities	11,459,930	26,455	0.93%	11,544,142	34,290	1.19%	11,468,801	28,196	0.99%

Noninterest-bearing liabilities:
Demand deposits	2,669,152			2,362,614			2,565,089
Other	183,794			162,202			195,465

Total Liabilities	14,312,876			14,068,958			14,229,355

Shareholders' equity	2,046,317			1,937,238			2,016,611

Total Liabilities and Shareholders' Equity	$16,359,193			$16,006,196			$16,245,966

Net interest income/net interest margin (fully taxable equivalent)		141,714	3.78%		144,641	3.95%		142,932	3.85%
Tax equivalent adjustment		(4,184)			(3,996)			(4,237)

Net interest income		$137,530			$140,645			$138,695

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	June 30	June 30	March 31	June 30	March 31
	2012	2011	2012	2011	2012
Loans, by type:
Real estate - commercial mortgage	$4,634,436	$4,430,046	$4,617,507	4.6%	0.4%
Commercial - industrial, financial and agricultural	3,529,947	3,689,877	3,585,520	(4.3)%	(1.5)%
Real estate - home equity	1,599,702	1,623,438	1,611,565	(1.5)%	(0.7)%
Real estate - residential mortgage	1,179,513	1,023,471	1,137,625	15.2%	3.7%
Real estate - construction	640,282	712,638	641,574	(10.2)%	(0.2)%
Consumer	307,071	332,960	311,592	(7.8)%	(1.5)%
Leasing and other	74,753	70,589	73,589	5.9%	1.6%

Total Loans, net of unearned income	$11,965,704	$11,883,019	$11,978,972	0.7%	(0.1)%

Deposits, by type:
Noninterest-bearing demand	$2,669,152	$2,362,614	$2,565,089	13.0%	4.1%
Interest-bearing demand	2,484,730	2,352,961	2,464,452	5.6%	0.8%
Savings deposits	3,292,620	3,356,361	3,341,035	(1.9)%	(1.4)%
Time deposits	3,791,362	4,353,352	3,951,908	(12.9)%	(4.1)%

Total Deposits	$12,237,864	$12,425,288	$12,322,484	(1.5)%	(0.7)%

Short-term borrowings, by type:
Customer repurchase agreements	$226,216	$217,657	$200,542	3.9%	12.8%
Customer short-term promissory notes	146,307	171,958	155,071	(14.9)%	(5.7)%
Federal funds purchased and other	589,377	66,216	372,489	790.1%	58.2%

Total Short-term borrowings	$961,900	$455,831	$728,102	111.0%	32.1%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Six Months ended June 30
	2012			2011
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$11,972,338	$291,309	4.89%	$11,902,124	$303,660	5.14%
Taxable investment securities	2,467,609	37,285	3.02%	2,235,789	42,556	3.81%
Tax-exempt investment securities	289,230	8,149	5.63%	343,832	9,725	5.66%
Equity securities	111,274	1,487	2.68%	130,537	1,527	2.35%

Total Investment Securities	2,868,113	46,921	3.27%	2,710,158	53,808	3.97%

Loans held for sale	48,145	969	4.02%	41,082	992	4.83%
Other interest-earning assets	115,421	98	0.17%	115,233	134	0.23%

Total Interest-earning Assets	15,004,017	339,297	4.55%	14,768,597	358,594	4.89%

Noninterest-earning assets:
Cash and due from banks	248,278			269,444
Premises and equipment	214,725			207,263
Other assets	1,098,269			1,100,319
Less: allowance for loan losses	(262,709)			(277,782)

Total Assets	$16,302,580			$16,067,841

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$2,474,591	$2,061	0.17%	$2,337,615	$2,807	0.24%
Savings deposits	3,316,827	3,320	0.20%	3,319,778	6,616	0.40%
Time deposits	3,871,636	25,612	1.33%	4,442,446	35,638	1.62%

Total Interest-bearing Deposits	9,663,054	30,993	0.64%	10,099,839	45,061	0.90%

Short-term borrowings	845,001	692	0.16%	538,786	422	0.16%
Federal Home Loan Bank advances and long-term debt	956,310	22,966	4.82%	1,043,481	24,938	4.80%

Total Interest-bearing Liabilities	11,464,365	54,651	0.96%	11,682,106	70,421	1.21%

Noninterest-bearing liabilities:
Demand deposits	2,617,120			2,300,750
Other	189,631			166,541

Total Liabilities	14,271,116			14,149,397

Shareholders' equity	2,031,464			1,918,444

Total Liabilities and Shareholders' Equity	$16,302,580			$16,067,841

Net interest income/net interest margin (fully taxable equivalent)		284,646	3.81%		288,173	3.93%
Tax equivalent adjustment		(8,421)			(7,965)

Net interest income		$276,225			$280,208

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Six Months ended
	June 30
	2012	2011	% Change

Loans, by type:
Real estate - commercial mortgage	$4,625,969	$4,407,683	5.0%
Commercial - industrial, financial and agricultural	3,557,731	3,698,430	(3.8)%
Real estate - home equity	1,605,633	1,625,980	(1.3)%
Real estate - residential mortgage	1,158,569	1,020,471	13.5%
Real estate - construction	640,928	745,912	(14.1)%
Consumer	309,331	337,080	(8.2)%
Leasing and other	74,177	66,568	11.4%

Total Loans, net of unearned income	$11,972,338	$11,902,124	0.6%

Deposits, by type:
Noninterest-bearing demand	$2,617,120	$2,300,750	13.8%
Interest-bearing demand	2,474,591	2,337,615	5.9%
Savings deposits	3,316,827	3,319,778	(0.1)%
Time deposits	3,871,636	4,442,446	(12.8)%

Total Deposits	$12,280,174	$12,400,589	(1.0)%

Short-term borrowings, by type:
Customer repurchase agreements	$213,379	$215,307	(0.9)%
Customer short-term promissory notes	150,689	181,121	(16.8)%
Federal funds purchased and other	480,933	142,358	237.8%

Total Short-term borrowings	$845,001	$538,786	56.8%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Quarter Ended			Six Months Ended
	June 30	June 30	Mar 31	June 30
	2012	2011	2012	2012	2012
ALLOWANCE FOR CREDIT LOSSES:

Balance at beginning of period	$258,137	$271,156	$258,177	$258,177	$275,498

Loans charged off:
Real estate - commercial mortgage	(23,699)	(7,074)	(11,891)	(35,590)	(17,121)
Commercial - industrial, financial and agricultural	(13,017)	(15,406)	(5,669)	(18,686)	(28,742)
Real estate - construction	(8,442)	(7,468)	(8,571)	(17,013)	(21,362)
Real estate - home equity	(2,789)	(1,650)	(2,206)	(4,995)	(3,118)
Real estate - residential mortgage	(1,492)	(7,707)	(847)	(2,339)	(12,703)
Leasing and other	(630)	(689)	(441)	(1,071)	(1,186)
Consumer	(471)	(681)	(634)	(1,105)	(1,972)
Total loans charged off	(50,540)	(40,675)	(30,259)	(80,799)	(86,204)
Recoveries of loans charged off:
Real estate - commercial mortgage	1,153	191	816	1,969	1,726
Commercial - industrial, financial and agricultural	717	1,003	636	1,353	1,394
Real estate - construction	1,539	79	64	1,603	642
Real estate - home equity	278	2	20	298	3
Real estate - residential mortgage	71	190	73	144	234
Leasing and other	180	254	260	440	598
Consumer	281	433	350	631	742
Recoveries of loans previously charged off	4,219	2,152	2,219	6,438	5,339
Net loans charged off	(46,321)	(38,523)	(28,040)	(74,361)	(80,865)
Provision for credit losses	25,500	36,000	28,000	53,500	74,000

Balance at end of period	$237,316	$268,633	$258,137	$237,316	$268,633

Net charge-offs to average loans (annualized)	1.55%	1.30%	0.94%	1.24%	1.36%

NON-PERFORMING ASSETS:

Non-accrual loans	$203,539	$274,973	$248,719
Loans 90 days past due and accruing	30,434	35,869	35,270
Total non-performing loans	233,973	310,842	283,989
Other real estate owned	32,338	37,493	33,516

Total non-performing assets	$266,311	$348,335	$317,505

NON-PERFORMING LOANS, BY TYPE:

Real estate - commercial mortgage	$82,179	$102,724	$104,076
Commercial - industrial, financial and agricultural	67,969	94,855	82,884
Real estate - construction	43,124	58,381	59,917
Real estate - residential mortgage	25,373	43,200	23,016
Real estate - home equity	11,472	9,440	10,914
Consumer	3,460	2,090	2,834
Leasing	396	152	348

Total non-performing loans	$233,973	$310,842	$283,989

DELINQUENCY RATES, BY TYPE:
	June 30, 2012			June 30, 2011			March 31, 2012
	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total

Real estate - commercial mortgage	0.41%	1.78%	2.19%	0.57%	2.32%	2.89%	0.43%	2.24%	2.67%
Commercial - industrial, financial and agricultural	0.66%	1.91%	2.57%	0.54%	2.58%	3.12%	0.35%	2.36%	2.71%
Real estate - construction	0.95%	6.96%	7.91%	0.62%	8.56%	9.18%	0.56%	9.25%	9.81%
Real estate - residential mortgage	2.94%	2.15%	5.09%	3.37%	4.22%	7.59%	2.76%	1.96%	4.72%
Real estate - home equity	0.83%	0.71%	1.54%	0.74%	0.58%	1.32%	0.74%	0.68%	1.42%
Consumer, leasing and other	1.61%	0.99%	2.60%	1.22%	0.56%	1.78%	1.40%	0.84%	2.24%

Total	0.86%	1.95%	2.81%	0.85%	2.63%	3.48%	0.71%	2.38%	3.09%

(1) Includes non-accrual loans

ASSET QUALITY RATIOS:
	June 30	June 30	Mar 31
	2012	2011	2012

Non-accrual loans to total loans	1.70%	2.32%	2.08%
Non-performing assets to total loans and OREO	2.22%	2.93%	2.65%
Non-performing assets to total assets	1.63%	2.18%	1.92%
Allowance for credit losses to loans outstanding	1.98%	2.27%	2.16%
Allowance for credit losses to non-performing loans	101.43%	86.42%	90.90%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	15.34%	20.78%	18.27%